FIRST AMERICAN FUNDS, INC.

Prime Obligations Fund

Government Obligations Fund

Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(collectively, the “First American Money Market Funds”)

Statement of Additional Information (SAI) Supplement dated December 31, 2014

This information supplements the First American Money Market Funds SAI dated October 30, 2014. Please retain this supplement for future reference.

The first paragraph on page 20 of the SAI under the heading “Directors and Executive Officers - Director Compensation” is replaced by the following:

Effective January 1, 2015, FAF pays Directors who are not paid employees or affiliates of the Funds an annual retainer of $145,000 ($217,500 in the case of the Chair). The Audit Committee Chair and Governance Committee Chair each receive an additional annual retainer of $11,250. Prior to January 1, 2015, Directors were paid an annual retainer of $120,000 ($198,750 in the case of the Chair). The Audit Committee Chair and Governance Committee Chair each received an additional annual retainer of $11,250. Prior to October 6, 2014, and with respect to their service as directors of FAF, Mount Vernon Trust and the Closed-End Funds, Directors were paid an annual retainer of $160,000 ($265,000 in the case of the Chair). The Audit Committee Chair and Governance Committee Chair each received an additional annual retainer of $15,000.